UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2008

OLIVER CREEK RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-132258
(Commission File Number)

20-3866475
(IRS Employer Identification No.)

250 - 5135 Camino Al Norte, North Las Vegas, NV 89031
(Address of principal executive offices and Zip Code)

(702) 441-0447
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On July 22, 2008, our board of directors approved a 12 for one (1) forward stock split of our issued and outstanding shares of common stock. Once effective, our authorized capital will remain at 75,000,000 shares of common stock with a par value of $0.001 and our issued and outstanding shares will increase from 2,000,000 shares of common stock to 24,000,000 shares of common stock.

In addition, our board of directors have approved a change of name of our company to “Independence Energy Corp.”. The change of name is subject to the approval of a majority of our shareholders on record at July 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIVER CREEK RESOURCES INC.

/s/ Bruce Thomson
Bruce Thomson
President

Date: July 23, 2008